UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments, Inc. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds.

Here Michael talks about his management strategy and the performance of the Funds for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2015?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Additionally, both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of their total net assets. The Funds have a limited term of ten years from each Fund’s inception, (JLS – 11/25/09 and JMT – 2/23/10), at which time each Fund’s net assets will be distributed to shareholders of record.

During the reporting period, Wellington Management moved to a neutral outlook for CMBS, continuing to believe that the non-agency RMBS sector offered better relative value, and positioning the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to mitigate against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive absolute returns during the six-month reporting period. CMBS index spreads ended the reporting period modestly wider, amid the volatility in rates and credit markets. Commercial real estate (CRE) fundamentals remain healthy, supported by the positive economic backdrop in the United States. Supply remains limited across most sectors with the exception of the multi-family homes segment, which has expanded to meet strong demand. Occupancy and rents have risen while capitalization rates have been range bound, resulting in continued CRE price appreciation. Commercial property prices, according to the Moody’s/RCA Commercial Property Price Index™ (CPPI), were up 4.5% for the trailing three-months through May 2015, led by major markets which posted a 5.5% increase. With fundamentals improving, issuance has picked up, year-to-date through June 2015, CMBS issuance stood at $86.8 billion, almost $20 billion higher than a year ago. Underwriting standards continue to deteriorate with an increase in leverage and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

more interest only loans, however. Overall, this requires judicious security selection, both within and across deals. Rising interest rates are a risk factor, but accompanied by a recovering economy and improving rents, the impact on CMBS should be limited.

The non-agency RMBS market generated positive returns during the six-month reporting period. The pace of home price appreciation has been healthy, with the S&P/Case Shiller 20-City Composite Index up 4.9% year over year through the end of April 2015, compared with an increase of 4.4% in calendar year 2014. The U.S. economy continued to grow with housing affordability normalizing though mortgage credit remained tight. We anticipate the housing market to continue its slow, but sustainable recovery. The performance of non-agency collateral continued to improve as defaults moderate further and prepayments are up. Conditions remain elevated despite the appreciation in home prices, due to the shift in mix towards judicial foreclosure states among the remaining distressed loans. Within legacy non-agency RMBS, net negative issuance combined with investor demand continued to provide a positive tailwind.

Wellington Management maintained a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market and the positive technical tailwind. They continued to believe legacy RMBS offer some of the most attractive risk/return trade-offs in U.S. fixed income markets. Wellington Management also favors the agency credit risk transfer (CRT) sector which continues to grow and offers attractive opportunities in pristine post-crisis mortgage credit.

How did the Funds perform during this six-month reporting period ended June 30, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period, the Funds’ total returns at NAV outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest.

The total returns of the Funds were positive, as all of the securitized sectors generated positive returns for the six-month reporting period. Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to performance was an allocation to residential credit, particularly the higher quality sectors (Alt-A and Prime). An allocation to CMBS also positively impacted performance during the reporting period, primarily driven by legacy issues (securities issued prior to January 1, 2009).

Wellington Management’s approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While they are neutral on CMBS, Wellington Management continues to favor residential credit from a relative value perspective and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, Wellington Management continued to focus on finding opportunities to add securities that were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

Detracting from performance were BBB rated CMBS as their spreads widened amid the broader volatility in credit markets, and select single borrower deals also proved unfavorable for performance. Additionally, the Funds shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was modestly negative during the period, as short-term interest rates generally moved lower.

6	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive effect on performance during the current reporting period.

As of June 30, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	26.36%	27.40%
Regulatory Leverage*	26.36%	27.40%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of June 30, 2015, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JLS	JMT
Bank Borrowings	$147,200,000	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Agreements for further details.

Nuveen Investments	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2015.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2015 of the sources (for tax purposes) of each Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 6/30/2015

	Per Share Distribution	Current Quarter Estimated Percentage of the Distribution			Fiscal YTD Estimated Per Share Amounts
Fund		NII(1)	Realized Gains	ROC(2)	Distributions	NII(1)	Realized Gains	ROC(2)
JLS (FYE 12/31)	$0.1265	65.9%	34.1%	0.0%	$0.7590	$0.5000	$0.2590	$—
JMT (FYE 12/31)	$0.1275	63.5%	34.0%	2.5%	$0.7650	$0.4859	$0.2603	$0.0188

(1)	NII is net investment income.
(2)	ROC is Return of Capital.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 6/30/2015

	Inception Date	Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1265	5.87%	2.41%	9.74%	2.93%	1.84%
JMT (FYE 12/31)	2/23/2010	$0.1275	6.09%	2.41%	9.88%	3.04%	1.92%

8	Nuveen Investments

SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JLS	JMT
Shares Cumulatively Repurchased and Retired	0	0
Shares Authorized for Repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$25.88	$25.13
Share Price	$22.69	$22.08
Premium/(Discount) to NAV	(12.33)%	(12.14)%
6-Month Average Premium/(Discount) to NAV	(11.27)%	(10.81)%

Nuveen Investments	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT

10	Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JLS at NAV	1.84%	2.41%	9.74%	9.78%
JLS at Share Price	1.27%	(1.60)%	7.91%	6.77%
Barclays U.S. Aggregate Bond Index	(0.10)%	1.86%	3.35%	3.72%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments	11

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	133.2%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings	135.8%
Borrowings	(35.8)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	7.9%
A	1.5%
BBB	4.6%
BB or Lower	79.3%
N/R (not rated)	6.7%
Total	100%

12	Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of June 30, 2015

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMT at NAV	1.92%	2.41%	9.88%	9.87%
JMT at Share Price	(1.44)%	(0.82)%	8.59%	6.84%
Barclays U.S. Aggregate Bond Index	(0.10)%	1.86%	3.35%	3.84%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments	13

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	134.1%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings	137.7%
Borrowings	(37.7)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	7.6%
A	1.1%
BBB	3.8%
BB or Lower	80.7%
N/R (not rated)	6.8%
Total	100%

14	Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JLS and JMT; at this meeting the shareholders were asked to elect Board Members.

	JLS	JMT
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	13,325,324	4,282,901
Withhold	1,325,211	37,981
Total	14,650,535	4,320,882
William J. Schneider
For	13,285,952	4,282,901
Withhold	1,364,583	37,981
Total	14,650,535	4,320,882
Thomas S. Schreier, Jr.
For	13,320,795	4,282,901
Withhold	1,329,740	37,981
Total	14,650,535	4,320,882

Nuveen Investments	15

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.2% (97.7% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 133.2% (97.7% of Total Investments)

	Residential – 133.2%

$3,610	Ares Collateralized Loan Obligation, Series 2012-2A	2.974%	10/12/23	A	$3,498,816
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.677%	10/25/35	B1	5,290,077
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.427%	9/25/36	CCC	6,192,573
1,680	Babson CLO Limited, Series 2012-2A, (3)	4.524%	5/15/23	BBB	1,680,000
2,549	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,100,377
4,645	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.477%	7/20/36	Ba3	4,319,841
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P	3.716%	4/14/33	BB–	2,756,547
2,700	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	2,453,630
2,020	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.640%	9/10/45	B+	2,031,237
793	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.670%	5/20/36	Caa2	746,268
6,931	Bank of America Funding Trust, 2007-A 2A1	0.347%	2/20/47	CCC	5,978,317
7,773	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.357%	1/25/37	Caa3	6,177,274
6,050	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.367%	3/25/37	Caa3	5,162,003
2,873	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.720%	6/25/35	Caa2	2,657,628
966	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.752%	7/25/36	D	808,315
4,246	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.500%	10/25/36	D	3,584,672
6,100	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.827%	6/25/47	D	5,448,744
1,543	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.993%	2/25/36	Caa3	1,283,660
5,989	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.487%	2/25/36	Caa3	5,302,533
3,169	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.678%	2/25/47	D	2,771,223
5,529	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.642%	8/25/46	Ca	4,135,275
2,175	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.896%	6/11/40	B1	2,242,201
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.667%	10/25/35	BB–	5,653,244
6,981	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.337%	6/25/37	Caa1	6,305,511
2,090	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH	4.436%	12/15/27	BB–	2,094,774
5,823	Chaseflex Trust Series 2007-2	0.467%	5/25/37	CCC	5,196,056
1,339	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.696%	3/25/36	Caa3	1,226,098
1,744	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.680%	8/25/35	Caa2	1,609,391
7,836	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.407%	1/25/37	CCC	5,610,830
1,597	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	2.309%	3/25/37	D	1,260,636
1,499	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.776%	7/25/37	Caa3	1,396,050
2,217	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.499%	11/25/36	D	1,821,717
3,234	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.627%	11/25/36	D	2,779,015
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.727%	10/15/45	BBB–	3,706,279
1,130	Core Industrial Trust, Series 2015-CALW	3.979%	2/10/34	B	1,047,652

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,278	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.187%	11/25/35	Ca	$1,827,929
609	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	500,301
5,017	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	4,188,160
2,020	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	1,659,425
5,897	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.327%	8/25/37	Ca	4,993,011
2,139	Countrywide Asset Backed Certificates Trust 2005-IM1	0.587%	11/25/35	A+	2,042,715
2,275	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.436%	3/20/36	Ca	2,047,240
1,288	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	2.942%	2/20/36	Caa3	1,090,719
4,677	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	4.743%	11/20/35	Caa3	4,168,889
762	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.783%	9/25/37	D	699,166
5,695	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HY1 1A1	2.659%	4/25/37	D	5,300,799
4,255	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.457%	11/25/35	B+	3,880,259
5,339	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.307%	8/25/36	CCC	3,406,175
867	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.397%	6/25/37	Caa3	677,447
3,378	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	2.780%	3/25/36	Caa3	2,606,471
1,124	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.918%	5/25/36	D	1,043,395
2,100	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1	3.945%	4/15/50	BBB–	1,794,374
1,045	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.787%	5/25/24	Aaa	939,807
320	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.787%	5/25/24	Aaa	291,961
4,000	Fannie Mae Connecticut Avenue Securities, Series 2014-C04	5.087%	11/25/24	Aaa	4,126,688
2,790	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.437%	10/25/23	Aaa	3,029,240
3,350	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.587%	1/25/24	Aaa	3,449,043
5,815	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.187%	7/25/24	Aaa	5,398,442
6,125	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.737%	2/25/25	Aaa	6,187,261
5,290	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.185%	5/25/25	Aaa	5,169,118
3,098	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	2,595,846
2,804	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	2,349,857
6,064	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.687%	2/25/37	Caa3	3,655,865
2,391	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.246%	9/25/35	Caa2	2,151,171
1,591	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	0.987%	1/25/36	Caa2	1,127,590
3,736	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.199%	5/25/36	Ca	2,993,287
213	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.734%	5/25/37	D	169,865
2,057	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.657%	8/25/37	D	1,689,183
7,310	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.569%	6/25/42	Aaa	1,269,272
5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.181%	7/25/48	Aaa	249,782
6,950	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.179%	12/25/41	Aaa	992,418
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	1,860,995
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.713%	7/25/41	Aaa	1,224,285
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.783%	9/25/41	Aaa	1,876,130
9,800	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/24	Aaa	1,478,261
11,060	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.084%	2/25/41	Aaa	1,112,813
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	2.035%	7/25/40	Aaa	728,633
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.902%	1/25/43	Aaa	226,590
13,675	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.365%	1/25/41	Aaa	1,556,490
775	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37	4.713%	1/25/47	Aaa	800,219
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.674%	8/25/40	Aaa	938,220
3,850	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	4,016,828

Nuveen Investments	17

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$4,402	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.005%	9/19/35	CCC	$4,003,247
3,860	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	3,199,555
3,448	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.031%	4/19/36	Caa3	3,081,519
2,772	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.417%	3/25/36	Caa3	2,534,276
5,939	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.637%	8/25/37	CCC	5,374,451
406	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.712%	3/25/47	D	351,124
7,321	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.701%	1/25/36	D	6,605,770
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	262,501
2,550	Gramercy Park CLO Limited, Series 2012-1AR	3.224%	7/17/23	A	2,550,046
2,065	GSAA Home Equity Trust Series 2007-5	0.287%	3/25/47	CCC	1,054,615
2,762	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	1,827,652
3,709	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	2.563%	4/25/36	D	3,140,164
3,651	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.739%	5/25/37	D	2,994,266
5,030	HarborView Mortgage Loan Trust 2006-12	0.428%	12/19/36	Ca	3,422,724
4,075	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	5.609%	11/05/30	BB	4,130,090
6,677	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.447%	1/25/36	Caa1	5,753,106
4,838	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.367%	12/25/36	CCC	4,184,195
3,678	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.297%	10/25/36	CCC	2,071,000
2,000	Impac Secured Assets Corporation 2004-3	1.087%	11/25/34	Baa1	1,739,234
2,424	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.136%	7/25/37	Caa2	2,152,180
4,672	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	4.079%	8/25/35	Caa3	3,968,310
635	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.424%	11/25/35	Caa3	542,708
1,811	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.397%	7/25/36	Caa3	1,465,963
2,854	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.307%	7/25/36	Caa3	2,290,488
1,560	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.357%	1/25/37	Caa3	1,263,655
2,803	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.367%	2/25/37	Caa3	2,269,800
6,805	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.223%	6/25/37	Ca	5,357,878
3,264	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	2,730,623
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	4,312,714
1,060	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	952,076
4,792	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.567%	1/25/37	Caa3	3,086,497
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	5,002,170
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,362,047
4,200	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.447%	5/25/37	B3	3,325,812
3,723	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	3.019%	10/25/36	Caa2	3,254,690
1,580	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.806%	6/25/36	Caa2	1,360,946
599	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.542%	6/25/37	D	541,941
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4	6.048%	6/15/38	Ba2	2,580,068
3,715	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2	2.184%	12/01/21	N/R	3,688,181
4,045	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2	2.184%	1/01/20	N/R	4,007,419
7,440	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3	2.187%	3/01/20	N/R	7,405,607
1,460	Magnetite CLO Limited, Series 2012-6A	3.884%	9/15/23	BBB	1,457,565
1,215	Marine Park CLO Limited, Series 2012-1A, (WI/DD), (3)	1.000%	10/12/23	BBB	1,215,000
3,876	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.660%	8/25/36	Caa2	3,571,032
6,021	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.896%	6/25/37	D	5,066,347

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$3,800	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	6.029%	6/12/50	B–	$3,954,766
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	3,963,055
7,660	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006-HE1	0.477%	1/25/36	CCC	6,868,936
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.681%	3/12/44	BB	4,128,811
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.553%	10/12/52	Baa1	2,063,053
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.553%	10/12/52	Baa2	1,523,190
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.867%	4/15/49	Ba2	4,168,184
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,900,805
2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29	6.460%	1/11/43	BB	2,099,194
2,952	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.798%	3/25/36	Caa3	2,418,508
5,065	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.447%	12/25/35	BB+	4,581,257
6,372	Mortgage-IT Trust 2005-4	0.467%	10/25/35	BB+	5,805,726
1,215	Nationstar HECM Loan Trust, Series 2015-1A	7.021%	5/25/18	N/R	1,215,036
2,574	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.487%	4/25/36	CCC	2,239,583
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	4.808%	4/25/35	B1	610,569
4,377	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	4,397,040
4,773	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	3,129,665
3,851	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.377%	7/25/36	Caa3	3,079,209
6,399	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.526%	9/25/35	Caa3	5,452,762
3,609	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	3,183,104
2,215	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,817,851
1,821	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.225%	5/25/35	Ca	1,474,153
3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.687%	7/25/35	Baa1	3,058,146
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.477%	2/25/36	B2	6,298,255
2,636	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	3.834%	7/27/37	D	2,141,285
1,653	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.587%	9/25/36	D	1,375,073
2,641	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,188,974
2,748	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.204%	2/25/36	Caa2	2,534,593
2,750	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.037%	4/25/37	Caa2	2,395,139
2,942	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.037%	4/25/37	Caa2	2,561,856
2,135	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.746%	8/25/36	D	1,862,006
4,756	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.428%	2/20/47	CCC	4,118,289
403	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	408,029
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.937%	1/25/35	B1	851,618
5,213	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.377%	7/25/37	CCC	3,802,145
250	Structured Agency Credit Risk Debt Notes 2014-DN2	3.787%	4/25/24	N/R	241,602
11,975	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.437%	11/25/23	N/R	12,211,782
1,360	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.387%	10/25/27	N/R	1,627,624
1,635	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.737%	12/25/27	N/R	1,668,017
2,425	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2 B	8.137%	5/25/25	N/R	2,475,484
3,940	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2 M3	3.437%	5/25/25		3,812,706

Nuveen Investments	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,957	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.666%	4/25/37	D	$2,486,179
1,661	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.007%	10/25/37	Caa1	1,526,081
624	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	2.883%	10/25/37	Caa1	551,778
4,442	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.615%	2/25/37	D	3,816,155
2,315	Voya CLO Limited, Series 2012-3AR	4.215%	10/15/22	BBB	2,314,938
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	4,295,155
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.860%	4/15/47	CCC	1,334,128
3,650	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	3,743,648
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.432%	10/15/44	BB	3,789,577
1,804	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	1.969%	11/25/36	D	1,593,697
3,563	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.966%	12/25/46	CCC	2,843,683
2,596	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.796%	1/25/37	D	2,203,991
1,596	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.226%	6/25/37	D	1,400,926
2,390	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,883,716
5,540	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.020%	12/25/36	D	4,854,485
4,001	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.023%	12/25/36	D	3,522,688
2,924	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.138%	7/25/46	CCC	2,495,872
1,287	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,128,725
3,039	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.572%	12/28/37	D	2,611,373
685	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.242%	5/15/48	BBB–	592,757
465	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.613%	10/25/36	D	440,885
818	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.629%	10/25/36	Caa2	758,570
271	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.525%	10/25/36	Caa2	252,330
2,630	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.614%	11/25/37	Caa2	2,303,739
4,249	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.580%	12/28/37	Caa3	3,921,437
3,745	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.610%	7/25/36	D	3,536,003
246	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.625%	9/25/36	Caa1	227,334
538	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.498%	9/25/36	Caa2	500,092
1,734	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.599%	4/25/36	CC	1,676,381
2,429	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20	3.986%	5/15/47	N/R	2,125,187
$730,772	Total Long-Term Investments (cost $526,909,782)				547,859,941

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.2% (2.3% of Total Investments)

	REPURCHASE AGREEMENTS – 3.2%

$12,986	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $12,985,950, collateralized by $13,485,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $13,249,013	0.000%	7/01/15	$12,985,950
	Total Short-Term Investments (cost $12,985,950)			12,985,950
	Total Investments (cost $539,895,732) – 136.4%			560,845,891
	Borrowings – (35.8)% (4), (5)			(147,200,000)
	Other Assets Less Liabilities – (0.6)% (6)			(2,374,491)
	Net Assets – 100%			$411,271,400

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation Depreciation)
U.S. 5-Year Treasury Note	Short	(32)	9/15	$3,816,250)	$1,250	$379
U.S. 10-Year Treasury Note	Short	(24)	9/15	(3,028,125)	750	26,403
				$(6,844,375)	$2,000	$26,782

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Borrowings as a percentage of Total Investments is 26.2%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(I/O)	Interest only security.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	21

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 134.1% (96.9% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 134.1% (96.9% of Total Investments)

	Residential – 134.1%

$1,085	Ares Collateralized Loan Obligation, Series 2012-2A	2.974%	10/12/23	A	$1,051,583
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.677%	10/25/35	B1	1,627,716
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.427%	9/25/36	CCC	1,875,254
505	Babson CLO Limited, Series 2012-2A, (3)	4.524%	5/15/23	BBB	505,000
814	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	Caa3	533,773
776	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	639,245
1,386	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.477%	7/20/36	Ba3	1,289,167
925	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P	3.716%	4/14/33	BB–	815,938
900	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	817,877
600	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.640%	9/10/45	B+	603,338
264	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.670%	5/20/36	Caa2	248,212
2,157	Bank of America Funding Trust, 2007-A 2A1	0.347%	2/20/47	CCC	1,860,472
2,408	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.357%	1/25/37	Caa3	1,913,744
1,881	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.367%	3/25/37	Caa3	1,605,168
884	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.720%	6/25/35	Caa2	817,732
296	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.752%	7/25/36	D	247,547
1,756	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.500%	10/25/36	D	1,482,620
467	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.993%	2/25/36	Caa3	388,884
1,835	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.487%	2/25/36	Caa3	1,624,344
756	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.678%	2/25/47	D	660,698
1,710	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.642%	8/25/46	Ca	1,278,951
650	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.896%	6/11/40	B1	670,083
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.667%	10/25/35	BB–	1,742,140
2,154	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.337%	6/25/37	Caa1	1,945,365
615	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH	4.436%	12/15/27	BB–	616,405
1,805	Chaseflex Trust Series 2007-2	0.467%	5/25/37	CCC	1,610,188
452	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	395,488
176	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.696%	3/25/36	Caa3	161,329
269	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.680%	8/25/35	Caa2	248,639
2,436	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.407%	1/25/37	CCC	1,744,450
488	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.776%	7/25/37	Caa3	454,413
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.727%	10/15/45	BBB–	1,144,871
350	Core Industrial Trust, Series 2015-CALW	3.979%	2/10/34	B	324,494
719	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.187%	11/25/35	Ca	577,241
538	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.787%	10/25/36	Caa3	387,717

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,512	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	$1,242,532
585	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	473,140
1,560	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,301,877
624	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	512,597
1,812	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.327%	8/25/37	Ca	1,533,801
704	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.657%	8/25/37	D	479,125
1,884	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.436%	3/20/36	Ca	1,694,827
1,452	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	4.743%	11/20/35	Caa3	1,294,475
230	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.783%	9/25/37	D	211,349
1,865	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.659%	4/25/37	D	1,735,660
870	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	D	783,262
1,368	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	2.554%	9/25/47	D	1,218,564
1,343	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.457%	11/25/35	B+	1,225,139
1,686	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.307%	8/25/36	CCC	1,075,634
260	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.397%	6/25/37	Caa3	203,234
550	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	2.780%	3/25/36	Caa3	424,378
340	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.918%	5/25/36	D	315,349
620	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1	3.945%	4/15/50	BBB–	529,768
795	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.437%	10/25/23	Aaa	863,170
315	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.787%	5/25/24	Aaa	283,291
95	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.787%	5/25/24	Aaa	86,676
1,200	Fannie Mae Connecticut Avenue Securities, Series 2014-C04	5.087%	11/25/24	Aaa	1,238,006
1,020	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.587%	1/25/24	Aaa	1,050,156
1,090	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.187%	7/25/24	Aaa	1,011,918
1,825	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.737%	2/25/25	Aaa	1,843,551
1,575	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.185%	5/25/25	Aaa	1,539,010
820	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	687,052
433	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	320,002
1,724	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	2.246%	9/25/35	Caa2	1,551,130
477	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	0.987%	1/25/36	Caa2	338,082
1,116	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.199%	5/25/36	Ca	894,099
1,873	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.687%	2/25/37	Caa3	1,129,299
248	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.734%	5/25/37	D	198,002
140	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.657%	8/25/37	D	115,146
2,180	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.569%	6/25/42	Aaa	378,524
2,070	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.179%	12/25/41	Aaa	295,631
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	574,711
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.713%	7/25/41	Aaa	377,902
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.783%	9/25/41	Aaa	571,615
2,775	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/24	Aaa	418,571
3,305	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.084%	2/25/41	Aaa	332,536
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF01, (I/O)	2.035%	7/25/40	Aaa	222,637
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.902%	1/25/43	Aaa	180,716
4,655	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.365%	1/25/41	Aaa	529,870
225	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37	4.713%	1/25/47	Aaa	232,322
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.674%	8/25/40	Aaa	290,100

Nuveen Investments	23

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,150	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	$1,199,832
1,188	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	984,237
1,032	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.031%	4/19/36	Caa3	922,061
865	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.417%	3/25/36	Caa3	790,350
1,834	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.637%	8/25/37	CCC	1,659,393
425	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.712%	3/25/47	D	367,870
2,252	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.701%	1/25/36	D	2,032,210
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	87,500
750	Gramercy Park CLO Limited, Series 2012-1AR	3.224%	7/17/23	A	750,014
639	GSAA Home Equity Trust Series 2007-5	0.287%	3/25/47	CCC	326,282
854	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	565,385
1,579	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.563%	4/25/36	D	1,337,283
372	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.739%	5/25/37	D	304,946
1,524	HarborView Mortgage Loan Trust 2006-12	0.428%	12/19/36	Ca	1,037,189
1,200	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	5.609%	11/05/30	BB	1,216,223
2,061	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.447%	1/25/36	Caa1	1,775,831
1,451	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.367%	12/25/36	CCC	1,255,256
906	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.136%	7/25/37	Caa2	804,505
1,393	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	4.079%	8/25/35	Caa3	1,183,278
2,060	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.424%	11/25/35	Caa3	1,759,234
539	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.397%	7/25/36	Caa3	436,154
889	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.307%	7/25/36	Caa3	713,691
180	IndyMac INDX Mortgage Loan Trust, Series 2006 AR25	2.747%	9/25/36	Ca	132,061
983	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.377%	10/25/36	CCC	649,193
454	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.357%	1/25/37	Caa3	367,890
835	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.367%	2/25/37	Caa3	675,950
687	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.627%	3/25/36	Ca	518,192
2,127	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.223%	6/25/37	Ca	1,674,612
989	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	827,462
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	935,973
329	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	295,143
1,472	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.567%	1/25/37	Caa3	948,140
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,300,564
700	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	718,884
1,250	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.447%	5/25/37	B3	989,825
1,136	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	3.019%	10/25/36	Caa2	992,956
499	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.806%	6/25/36	Caa2	429,617
177	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.542%	6/25/37	D	160,228
800	LB UBS Commercial Mortgage Trust, Series 2006-C4	6.048%	6/15/38	Ba2	825,622
1,111	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2	2.184%	12/01/21	N/R	1,102,794
1,207	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2	2.184%	1/01/20	N/R	1,195,531
2,219	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3	2.187%	3/01/20	N/R	2,208,517
360	Marine Park CLO Limited, Series 2012-1A, (WI/DD), (3)	1.000%	10/12/23	BBB	360,000
1,691	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.660%	8/25/36	Caa2	1,558,054
1,840	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.896%	6/25/37	D	1,548,555

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,200	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	6.029%	6/12/50	B–	$1,248,874
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	1,117,785
2,340	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.477%	1/25/36	CCC	2,098,344
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.681%	3/12/44	BB	1,229,646
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.553%	10/12/52	Baa1	630,518
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21	5.553%	10/12/52	Baa2	439,478
1,200	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.867%	4/15/49	Ba2	1,250,455
1,150	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,165,175
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29	6.460%	1/11/43	BB	621,983
237	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.798%	3/25/36	Caa3	193,845
1,624	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,359,069
930	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.497%	9/25/37	Caa1	837,968
675	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.447%	12/25/35	BB+	610,891
1,956	Mortgage-IT Trust 2005-4	0.467%	10/25/35	BB+	1,781,967
360	Nationstar HECM Loan Trust, Series 2015-1A	7.021%	5/25/18	N/R	360,011
510	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	387,543
750	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.487%	4/25/36	CCC	652,559
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	4.808%	4/25/35	B1	187,561
1,472	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	1,478,444
2,104	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,379,148
1,198	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.377%	7/25/36	Caa3	957,559
430	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.487%	8/25/36	Caa3	282,151
1,989	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.526%	9/25/35	Caa3	1,695,159
1,114	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	982,405
289	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	239,259
147	Residential Accredit Loans, Inc, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.637%	8/25/36	Ca	92,518
693	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	569,127
952	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.762%	1/25/36	Caa3	766,490
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.687%	7/25/35	Baa1	830,068
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.477%	2/25/36	B2	1,946,890
178	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	2.793%	9/25/35	Caa1	165,310
366	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.037%	4/25/37	Caa2	318,639
1,578	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.037%	4/25/37	Caa2	1,374,609
1,458	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.428%	2/20/47	CCC	1,262,211
130	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	132,009
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.937%	1/25/35	B1	260,217
1,601	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.377%	7/25/37	CCC	1,167,802
280	Structured Agency Credit Risk Debt Notes 2014-DN2	3.787%	4/25/24	N/R	270,595
3,574	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.437%	11/25/23	N/R	3,645,686

Nuveen Investments	25

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$405	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.387%	10/25/27	N/R	$484,697
490	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.737%	12/25/27	N/R	499,895
720	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	8.137%	5/25/25	N/R	734,989
1,170	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2 M3	3.437%	5/25/25	BB	1,132,200
61	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	2.883%	10/25/37	Caa1	53,801
1,661	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.615%	2/25/37	D	1,427,800
685	Voya CLO Limited, Series 2012-3AR	4.215%	10/15/22	BBB	684,982
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	1,329,453
455	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.860%	4/15/47	CCC	444,710
1,100	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	1,128,223
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.432%	10/15/44	BB	1,164,118
541	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	1.969%	11/25/36	D	477,534
1,067	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.966%	12/25/46	CCC	851,507
453	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.796%	1/25/37	D	384,372
414	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.226%	6/25/37	D	363,621
1,520	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.023%	12/25/36	D	1,338,330
878	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.138%	7/25/46	CCC	749,159
1,656	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,452,388
931	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.572%	12/28/37	D	800,313
205	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.242%	5/15/48	BBB–	177,394
214	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.629%	10/25/36	Caa2	198,060
808	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.614%	11/25/37	Caa2	708,120
861	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.580%	12/28/37	Caa3	794,653
434	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.599%	4/25/36	CC	419,674

730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20	3.986%	5/15/47	N/R	638,429
$220,022	Total Long-Term Investments (cost $157,650,135)				164,071,399

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.3% (3.1% of Total Investments)

	REPURCHASE AGREEMENTS – 4.3%

$5,321	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $5,321,118, collateralized by $5,525,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $5,428,313	0.000%	7/01/15		$5,321,118
	Total Short-Term Investments (cost $5,321,118)				5,321,118
	Total Investments (cost $162,971,253) – 138.4%				169,392,517
	Borrowings – (37.7)% (4), (5)				(46,200,000)
	Other Assets Less Liabilities – (0.7)% (6)				(756,927)
	Net Assets – 100%				$122,435,590

26	Nuveen Investments

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation Depreciation)
U.S. 5-Year Treasury Note	Short	(19)	9/15	$(2,265,898)	$742	$225

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Borrowings as a percentage of Total Investments is 27.3%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(I/O)	Interest only security.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Long-term investments, at value (cost $526,909,782 and $157,650,135, respectively)	$547,859,941	$164,071,399
Short-term investments, at value (cost approximates value)	12,985,950	5,321,118
Cash	61,200	17,131
Receivable for:
Interest	1,465,566	459,427
Investments sold	119	12,715
Variation margin on futures contracts	2,000	742
Other assets	33,129	4,951
Total assets	562,407,905	169,887,483
Liabilities
Borrowings	147,200,000	46,200,000
Payable for:
Dividends	1,950,644	587,980
Investments purchased	1,215,000	360,000
Accrued expenses:
Management fees	503,322	154,378
Interest on borrowings	210,183	65,968
Trustees fees	31,191	925
Other	26,165	82,642
Total liabilities	151,136,505	47,451,893
Net assets	$411,271,400	$122,435,590
Shares outstanding	15,888,417	4,871,277
Net asset value (“NAV”) per share outstanding	$25.88	$25.13
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	367,676,752	112,293,432
Undistributed (Over-distribution of) net investment income	(2,397,212)	(923,664)
Accumulated net realized gain (loss)	24,856,035	4,595,620
Net unrealized appreciation (depreciation)	20,976,941	6,421,489
Net assets	$411,271,400	$122,435,590
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$14,327,692	$4,322,908
Expenses
Management fees	3,046,897	934,761
Interest expense	1,259,598	395,336
Custodian fees	58,738	36,899
Trustees fees	6,957	2,096
Professional fees	81,061	72,636
Shareholder reporting expenses	22,228	8,462
Shareholder servicing agent fees	92	91
Stock exchange listing fees	3,941	3,941
Investor relations expenses	65,035	25,180
Other expenses	10,612	9,041
Total expenses	4,555,159	1,488,443
Net investment income (loss)	9,772,533	2,834,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,415,337	1,276,807
Futures contracts	(118,573)	(32,379)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,356,747)	(1,696,039)
Futures contracts	43,305	(593)
Net realized and unrealized gain (loss)	(2,016,678)	(452,204)
Net increase (decrease) in net assets from operations	$7,755,855	$2,382,261

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets	(Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$9,772,533	$19,828,874	$2,834,465	$5,920,240
Net realized gain (loss) from:
Investments	4,415,337	8,364,325	1,276,807	1,725,831
Futures contracts	(118,573)	(181,621)	(32,379)	(34,073)
Options purchased	—	151,585	—	45,309
Change in net unrealized appreciation (depreciation) of:
Investments	(6,356,747)	1,614,714	(1,696,039)	1,568,736
Futures contracts	43,305	(171,900)	(593)	(39,733)
Net increase (decrease) in net assets from operations	7,755,855	29,605,977	2,382,261	9,186,310
Distributions to Shareholders
From and in excess of net investment income	(12,059,309)	—	(3,726,527)	—
From net investment income	—	(15,857,562)	—	(4,110,509)
From accumulated net realized gains	—	(3,597,175)	—	(19,993)
Return of capital	—	(5,108,756)	—	(3,468,690)
Decrease in net assets from distributions to shareholders	(12,059,309)	(24,563,493)	(3,726,527)	(7,599,192)
Net increase (decrease) in net assets	(4,303,454)	5,042,484	(1,344,266)	1,587,118
Net assets at the beginning of period	415,574,854	410,532,370	123,779,856	122,192,738
Net assets at the end of period	$411,271,400	$415,574,854	$122,435,590	$123,779,856
Undistributed (Over-distribution of) net investment income at the end of period	$(2,397,212)	$(110,436)	$(923,664)	$(31,602)

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Cash Flows	Six Months Ended June 30, 2015 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$7,755,855	$2,382,261
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(90,652,907)	(26,897,794)
Proceeds from sales and maturities of investments	89,349,564	27,653,000
Proceeds from (Purchases of) short-term investments, net	4,717,010	487,379
Amortization (Accretion) of premiums and discounts, net	(2,241,872)	(706,014)
(Increase) Decrease in:
Receivable for interest	53,283	20,182
Receivable for variation margin on futures contracts	(2,000)	(742)
Other assets	(7,724)	(3,718)
Increase (Decrease) in:
Payable for investments purchased	1,215,000	360,000
Payable for variation margin on futures contracts	(11,313)	(3,281)
Accrued management fees	(19,945)	(6,207)
Accrued interest on borrowings	(3,540)	(1,111)
Accrued Trustees fees	4,814	(202)
Accrued other expenses	(90,352)	(76,460)
Net realized (gain) loss from:
Investments	(4,415,337)	(1,276,807)
Paydowns	(1,901,019)	(489,748)
Change in net unrealized (appreciation) depreciation of investments	6,356,747	1,696,039
Net cash provided by (used in) operating activities	10,106,264	3,136,777
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(10,108,665)	(3,138,547)
Net cash provided by (used in) financing activities	(10,108,665)	(3,138,547)
Net Increase (Decrease) in Cash	(2,401)	(1,770)
Cash at the beginning of period	63,601	18,901
Cash at the end of period	$61,200	$17,131

Supplemental Disclosure of Cash Flow Information	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest (excluding borrowing costs)	$1,263,138	$396,447

See accompanying notes to financial statements.

Nuveen Investments	31

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Ending NAV	Ending Market Value

Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2015(i)	$26.16	$0.62	$(0.14)	$0.48	$(0.76	)***	$—	$—	$(0.76)	$—		$25.88	$22.69
2014	25.84	1.25	0.62	1.87	(1.00)		(0.23)	(0.32)	(1.55)	—		26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)		(1.32)	(0.06)	(2.82)	—		25.84	23.14
2012	21.89	1.27	5.50	6.77	(1.42)		(0.65)	—	(2.07)	—		26.59	27.22
2011	25.63	1.91	(3.58)	(1.67)	(1.87)		—	(0.20)	(2.07)	—		21.89	20.35
2010	23.89	1.81	1.90	3.71	(1.71)		(0.24)	(0.02)	(1.97)	—	*	25.63	25.50

Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2015(i)	25.41	0.58	(0.09)	0.49	(0.77	)***	—	—	(0.77)	—		25.13	22.08
2014	25.08	1.22	0.67	1.89	(0.85)		— *	(0.71)	(1.56)	—		25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)		(2.26)	(0.03)	(3.72)	—		25.08	22.97
2012	21.78	1.19	6.05	7.24	(1.51)		(0.56)	—	(2.07)	—		26.95	27.18
2011	25.64	1.90	(3.73)	(1.83)	(1.92)		(0.07)	(0.04)	(2.03)	—		21.78	20.40
2010(b)	23.88	1.19	1.96	3.15	(1.13)		(0.21)	—	(1.34)	(0.05)		25.64	24.38

	Borrowings at the End of Period(c)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2015(i)	$147,200	$3,794
2014	147,200	3,823
2013	124,550	4,296

Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2015(i)	46,200	3,650
2014	46,200	3,679
2013	39,450	4,097

32	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(e)

Based on NAV(d)	Based on Market Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)(g)

1.84%	1.27%	$411,271	2.21	%**	4.75	%**	16%
7.31	6.72	415,575	2.20		4.72		17
7.96	(4.85)	410,532	2.22		3.99		22
32.15	45.47	422,117	1.45		5.22		12
(6.90)	(12.68)	346,832	1.44		7.90		23
16.06	10.47	405,755	1.30		7.32		109

1.92%	(1.44)%	122,436	2.43	**	4.63	**	16
7.63	7.81	123,780	2.42		4.72		16
7.05	(1.84)	122,193	2.38		3.91		21
34.56	44.87	130,855	1.61		4.84		12
(7.48)	(8.51)	104,621	1.58		7.86		35
13.20	3.07	123,159	1.45	**	5.68	**	135

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period February 23, 2010 (commencement of operations) through December 31, 2010.
(c)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(d)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable. The Funds’ current borrowings are described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets(c)(h)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2015(i)	0.61	%**
2014	0.60
2013	0.65
2012	0.02

	Ratios of Interest Expense to Average Net Assets(c)(h)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2015(i)	0.65	%**
2014	0.63
2013	0.66
2012	0.01

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.
(h)	The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.
(i)	For the six months ended June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS) (“Mortgage Opportunity Term (JLS)”)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT) (“Mortgage Opportunity Term 2 (JMT)”)

The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified closed-end management investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments. NAM manages the Funds’ investments in futures, options and swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

34	Nuveen Investments

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding when-issued/delayed delivery purchase commitments	$1,215,000	$360,000

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular monthly distributions (a “Cash Flow-Based Distribution Program”). Total distributions during a calendar year generally will be made from a Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2014, is reflected in the accompanying financial statements.

The distributions made by each Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period may reflect an over-distribution of net investment income.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

36	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$544,964,941	$2,895,000	***	$547,859,941
Short-Term Investments:
Repurchase Agreements	—	12,985,950	—		12,985,950
Investments in Derivatives:
Futures Contracts**	26,782	—	—		26,782
Total	$26,782	$557,950,891	$2,895,000		$560,872,673
Mortgage Opportunity Term 2 (JMT)
Long-Term Investments*:
Mortgage-Backed Securities	$—	$163,206,399	$865,000	***	$164,071,399
Short-Term Investments:
Repurchase Agreements	—	5,321,118	—		5,321,118
Investments in Derivatives:
Futures Contracts**	225	—	—		225
Total	$225	$168,527,517	$865,000		$169,392,742
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mortgage Opportunity Term (JLS)	Fixed Income Clearing Corporation	$12,985,950	$(12,985,950)	$—
Mortgage Opportunity Term 2 (JMT)	Fixed Income Clearing Corporation	5,321,118	(5,321,118)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$7,244,130	$2,389,213
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

38	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$26,782	—	$—
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$225	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolios of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$(118,573)	$43,305
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	(32,379)	(593)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal periods.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases	$90,652,907	$26,897,794
Sales and maturities	89,349,564	27,653,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$519,410,210	$159,643,371
Gross unrealized:
Appreciation	$48,519,060	$11,938,581
Depreciation	(7,083,379)	(2,189,435)
Net unrealized appreciation (depreciation) of investments	$41,435,681	$9,749,146

Permanent differences, primarily due to investments in MBS, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2014, the Funds’ last tax year-end, as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(16,535,037)	(2,294,665)
Accumulated net realized gain (loss)	16,535,037	2,294,665

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds’ last tax year end, were as follows:
	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$15,857,562	$4,110,509
Distributions from net long-term capital gains	3,597,175	19,993
Return of capital	5,108,756	3,468,690
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

40	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund’s total annual management fee. The Adviser’s portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund’s total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[5]	Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For managed assets over $400 million	0.9125

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level[6]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[5]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[6]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee for each Fund was 0.1643%.

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of the end of the reporting period, Nuveen owned 4,200 shares of each Fund.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Each Fund has entered into a credit agreement (“Borrowings”) with Societe Generale as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$147,200,000	$46,200,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	1.70%	1.70%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by securities held in its Portfolio of Investments.

Interest charged on the outstanding balance on Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

42	Nuveen Investments

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (8oo) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Collateralized Mortgage Obligations (CMOs): A type of mortgage-backed security in which principal repayments are organized according to their maturities and into different classes based on risk. A collateralized mortgage obligation is a special purpose entity that receives the mortgage repayments and owns the mortgages it receives cash flows from (called a pool). The mortgages serve as collateral, and are organized into classes based on their risk profile. Income received from the mortgages is passed to investors based on a predetermined set of rules, and investors receive money based on the specific slice of mortgages invested in (called a tranche).

■	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Moody’s/RCA Commercial Property Price Index (CPPI): An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the “repeat-sales” methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

■	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

44	Nuveen Investments

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Russell 2ooo® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2ooo® lndex is a subset of the Russell 3ooo® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,ooo of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

■	S&P 5oo® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automati- cally, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

46	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the respective Fund and determining whether to continue such Fund’s advisory agreement (each, an “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Fund and Wellington Management Company, LLP (“Wellington” and, together with NAM, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Advisers (the Adviser and Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

48	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund (or the portion of a Fund’s portfolio allocated to the respective Sub-Adviser).

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Funds over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment teams. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Mortgage Opportunity Term Fund 2 (the “Mortgage Fund 2”), which did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Mortgage Opportunity Term Fund, the Board noted that such Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the second quartile in the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods.

For the Mortgage Fund 2, the Board noted that such Fund ranked in its Performance Peer Group in the second quartile in the one-year period and the first quartile in the three-year period and outperformed its benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

50	Nuveen Investments

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were higher than the respective peer averages. The Board noted the factors that contributed to each Fund’s higher relative net expense ratio, including that such was generally due to costs associated with a change in the form of leverage and the inclusion of management fees paid on the structural leverage as well as differences with certain peers in the Peer Universe that employ management fee waivers.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Funds had an affiliated sub-adviser (i.e., NAM) and a non-affiliated sub-adviser (i.e., Wellington), and therefore the overall Fund management fee can be divided into two components, the fee paid to the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

support services to the Funds and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

With respect to Wellington, the non-affiliated Sub-Adviser, the Independent Board Members considered such Sub-Adviser’s profitability information for its advisory activities with respect to the applicable Nuveen funds. The Independent Board Members also noted that with respect to Wellington, the fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are generally paid by the Adviser, however, the Board recognized that many of the sub-advisers, including NAM, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

52	Nuveen Investments

With respect to NAM, the Sub-Adviser affiliated with Nuveen, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year 2014. Similarly, with respect to Wellington, the Sub-Adviser unaffiliated with Nuveen, the Independent Board Members considered information regarding the profitability of such Sub-Adviser in providing services to the applicable Nuveen funds. In this regard, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of Wellington’s parent over various periods, including revenues attributed to the relationship with the applicable Nuveen funds.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that such Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by NAM may also benefit the Funds and shareholders to the extent the research enhanced the ability of such Sub-Adviser to manage the Funds. The Independent Board Members noted that NAM’s profitability may be somewhat lower if it had to acquire any such research services directly.

With respect to Wellington, the Independent Board Members noted that such Sub-Adviser had not engaged in soft dollar transactions on behalf of the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-K-0615D        10021-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015